Exhibit 6.1



                         FIXED INCOME SECURITIES, L.P.

                                    OFFICERS



    NAME                   TITLE                            ADDRESS
--------------------------------------------------------------------------
Scott Colyer        President and Chief           18925 Base Camp Road,
                    Executive Officer             Monument, Colorado 80132

Lisa Colyer         Executive Vice                18925 Base Camp Road,
                    President                     Monument, Colorado 80132

Dennis Marlin       Executive Vice President      18925 Base Camp Road,
                    Municipal Trading             Monument, Colorado 80132

Scott Rykert        Vice President                18925 Base Camp Road,
                    Municipal Trading             Monument, Colorado 80132

Jim Dillahunty      President of Broker Dealer    18925 Base Camp Road,
                    Services Division             Monument, Colorado 80132

Jack Simkin         Senior Vice President         18925 Base Camp Road,
                                                  Monument, Colorado 80132

Joe Cotton          Senior Vice President         18925 Base Camp Road,
                                                  Monument, Colorado 80132

Randy Pegg          First Vice President          18925 Base Camp Road,
                                                  Monument, Colorado 80132

Chris Genovese      First Vice President          18925 Base Camp Road,
                                                  Monument, Colorado 80132

Norman Scott        First Vice President          18925 Base Camp Road,
                                                  Monument, Colorado 80132

Jim Costas          Senior Vice President         18925 Base Camp Road,
                                                  Monument, Colorado 80132

Tim Newcomb         Chief Financial Officer       18925 Base Camp Road,
                                                  Monument, Colorado 80132

Craig Fidler        Senior Vice President         18925 Base Camp Road,
                    and General Counsel           Monument, Colorado 80132





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